UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                  July 24, 2003
                                  -------------
                Date of Report (Date of earliest event reported)


                                 E.PIPHANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    000-27183             77-0443392
----------------------------          -----------         ---------------
(State or other jurisdiction          (Commission         (IRS Employer
of incorporation)                     File Number)        Identification No.)



        1900 South Norfolk Street, Suite 310, San Mateo, California 94403
        -----------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (650) 356-3800
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item  7.        Financial Statements and Exhibits

        (c)     Exhibits.

                99.1     Press Release issued by E.piphany, Inc. dated
                         July 24, 2003

Item  9.        Regulation FD Disclosure

         This current report on Form 8-K is being furnished to report information pursuant to Item 12 - Results of Operations and Financial Condition. See Item 12 below.

Item  12.         Results of Operations and Financial Condition

         On July 24, 2003, E.piphany, Inc. issued a press release announcing results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                E.PIPHANY, INC.


                                                /s/ Kevin Yeaman
                                                ----------------
                                                Kevin J. Yeaman
                                                Chief Financial Officer

Date:  July 24, 2003

                                  EXHIBIT INDEX



Exhibit No.          Description
-----------          -----------

99.1                 Press Release issued by E.piphany, Inc. dated July 24, 2003